Timberland Bancorp

Annual Shareholders Meeting



NASDAQ: TSBK
January 2023

Disclaimer

Timberland Bancorp

This presentation Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Timberland Branch Locations


Poulsbo
Silverdale
Ocean Shores
Hoquiam
Aberdeen (2 branches)
Montesano
Elma
Tumwater
Lacey (2 branches)
Winlock
Toledo
Chehalis
Yelm
Olympia (2 branches)
Bethel Station (*Spanaway*)
Tacoma
Gig Harbor
Puyallup
Edgewood
Auburn
King
SEATTLE
Kitsap
Grays Harbor
TACOMA
Pierce
OLYMPIA
Thurston
Lewis

Senior Management

Timberland Bancorp

Name	Title	Years with Timberland Bank	Years in Industry
Michael R. Sand	Chief Executive Officer	45	45
Dean J. Brydon	President & CFO	28	28
Robert A. Drugge	EVP, Chief Lending Officer	17	47
Jonathan A. Fischer	EVP, Chief Operating Officer & Secretary	25	26
Edward C. Foster	EVP and Chief Credit Officer	10	40
Marci A. Basich	SVP & Treasurer	23	23

FINANCIAL HIGHLIGHTS

Fiscal Year Comparison

Balance Sheet (amounts in thousands)

	9/30/2018	9/30/2019	9/30/2020	9/30/2021	9/30/2022
Total Assets	$1,018,290	$1,247,132	$1,565,978	$1,792,180	$1,860,508
Loans (excl. SBA PPP Loans)	$725,391	$886,662	$887,055	$927,532	$ 1,131,425
SBA PPP Loans	$ 0	$ 0	$126,820	$ 40,922	$ 1,001
Net Loans	$725,391	$886,662	$1,013,875	$968,454	$1,132,426
Deposits	$889,509	$1,068,227	$1,358,406	$1,570,555	$1,632,176
Shareholders' Equity	$124,657	$171,067	$187,630	$206,899	$218,569
Non-Performing Assets	$3,636	$5,010	$4,164	$3,170	$2,165

Fiscal Year Comparison

Timberland Bancorp

Income Statement (amounts in thousands, except per share data)

	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022
Net Income	$16,721	$24,020	$24,269	$27,583	$23,600
Provision for Loan Losses	$0	$0	$3,700	$0	$270
Earnings Per Diluted Share	$2.22	$2.84	$2.88	$3.27	$2.82
Return on Average Assets	1.70%	1.96%	1.75%	1.64%	1.27%
Return on Average Equity	14.27%	14.91%	13.59%	13.98%	11.14%

Quarterly Comparison

Timberland Bancorp

Balance Sheet (amounts in thousands)

	12/31/21	9/30/22	12/31/22
Total Assets	$1,831,275	$1,860,508	$1,835,544
Loans (excl. SBA PPP Loans)	$ 972,610	$ 1,131,425	$ 1,171,928
SBA PPP Loans	$ 21,397	$ 1,001	$ 631
Total Net Loans	$994,007	$1,132,426	$ 1,172,559
Deposits	$1,606,631	$1,632,176	$1,601,090
Shareholders' Equity	$210,375	$218,569	$223,549
Non-Performing Assets	$3,150	$2,165	$2,133

Quarterly Comparison

Income Statement (amounts in thousands, except per share data)

	12/31/21	9/30/22	12/31/22
Net Income	$5,485	$7,049	$7,507
Provision for Loan Losses	$0	$270	$525
Earnings Per Diluted Share	$0.65	$0.85	$0.90
Return on Average Assets	1.20%	1.51%	1.63%
Return on Average Equity	10.55%	13.06%	13.63%

Balance Sheet $ in millions

Timberland Bancorp



Total Assets
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,018
$1,247
$1,566
$1,792
$1,861
$1,836
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
12/31/2022

Deposit Composition $ in millions

Timberland Bancorp



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$890
$1,067
$1,358
$1,571
$1,632
$1,601
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
12/31/2022
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

Deposit Portfolio

Timberland Bancorp

Total Deposits $1.60 Billion at December 31, 2022


3%
7%
14%
17%
28%
31%
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

Loan Production



$ in millions
$700
$600
$500
$400
$300
$200
$100
$-
$330
$356
$597
$127
$470
$602
$65
$537
$572
$102
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023
Net Loans (excl. SBA PPP)
SBA PPP Loans

Net Loans

Timberland Bancorp


$ in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$725
$887
$1,014
$127
$887
$968
$41
$927
$1,132
$1,173
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
12/31/2022
Net Loans (excl. SBA PPP)
SBA PPP Loans

Interest Earning Cash & Investments

Total Cash & Interest Earning Investments $735 million at December 31, 2021



1%
3%
9%
14%
73%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

Interest Earning Cash & Investments

Timberland Bancorp

Total Cash & Interest Earning Investments $552 million at December 31, 2022


1%
4%
35%
31%
29%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

Diversified Loan Portfolio

Timberland Bancorp

Total Loans $1.17 billion at December 31, 2022


< 1% PPP Loans
2%
3%
7%
10%
15%
21%
42%
Land
SBA PPP loans
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE Portfolio Breakdown by Collateral ($ in thousands)

Timberland Bancorp

Collateral Type	Amount	% of Total Loan Portfolio
Industrial warehouses	$106,850	8%
Medical/dental offices	$76,727	6%
Office buildings	$69,131	5%
Other retail buildings	$45,760	4%
Hotels/motels	$31,174	2%
Restaurants	$28,963	2%
Mini-storage	$24,471	2%
Convenience stores	$20,315	2%
Nursing homes	$18,323	1%
Shopping centers	$10,477	1%
Mobile home parks	$10,335	1%
Churches	$7,672	1%
Additional CRE	$92,373	7%
Total CRE	**$542,571**	**42%**

Construction Loans

Total Construction Loans $272 million at December 31, 2022



6%
4%
14%
43%
33%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

Asset Quality



Non-performing Assets/Total Assets
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.36%
0.40%
0.27%
0.18%
0.12%
0.12%
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
12/31/2022

Net Charge-offs (Recoveries) $ in thousands



$50
$0
($50)
($100)
($150)
($200)
$23
($160)
($24)
($55)
$36
($1)
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023

Net Interest Income and Net Interest Margin

Timberland Bancorp



$ in thousands
$50,000
$40,000
$30,000
$20,000
$10,000
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.23%
4.50%
3.90%
3.25%
3.16%
4.03%
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023
Net Interest Income
Net Interest Margin

Non-Interest Income $ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$12,544
$14,341
$17,188
$17,161
$12,624
$2,705
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023

Non-Interest Expense $ in thousands



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$29,177
$35,580
$34,063
$34,591
$38,626
$10,535
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023

Net Income $ in millions

Timberland Bancorp



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$16.72
$24.02
$24.27
$27.58
$23.60
$7.51
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023

Earnings Per Diluted Share



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.22
$2.84
$2.88
$3.27
$2.82
$0.90
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023
1Q
2Q
3Q
4Q

Return on Assets and Return on Equity

Timberland Bancorp

ROA


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.70%
1.96%
1.75%
1.64%
1.27%
1.63%
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023

ROE


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.27%
14.91%
13.59%
13.98%
11.14%
13.63%
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023

Efficiency Ratio

Timberland Bancorp



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
56.55%
54.32%
50.04%
50.12%
56.42%
51.52%
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q 2023

Total Capital $ in thousands


$250,000
$200,000
$150,000
$100,000
$50,000
$0
$124,657
$171,067
$187,630
$206,899
$218,569
$223,549
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
12/31/2022

Capital Strength



24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
18.39%
11.98%
19.57%
12.65%
21.34%
11.26%
22.17%
10.97%
19.45%
11.03%
19.32%
11.46%
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
12/31/2022
Total Risk Based
Tier 1 Leverage

Book Value and Tangible Book Value Per Share



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$16.84
$16.08
$20.54
$18.48
$22.58
$20.56
$24.76
$22.80
$26.58
$24.63
$27.16
$25.21
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
12/31/2022

Dividends Paid/Declared Per Common Share



(Calendar Year)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.72
$0.80
$0.80
$1.04
$0.98
$0.23
2018
2019
2020
2021
2022
2023
Regular
Special

Accolades

- In May 2022, Timberland was recognized by its inclusion in the American Banker magazine's list of the Top 200 Publicly Traded Community Banks.
  - Timberland ranked 51st on the list of the country's top 200 publicly traded community banks with assets under $2 billion, based on three-year average ROE

- In April 2022, Timberland was recognized by Keefe Bruyette & Woods (KBW) by its inclusion in KBW's 2022 Bank Honor Roll
  - To be eligible for this award, a bank must have assets of more than $500 million and must have reported increases in annual earnings per share for ten consecutive years. Timberland was one of 17 banks nationally that qualified for, and received, this award.

TSBK Versus Key Indices – 5 Year Return



TSBK-Total Return (Daily): 41.39%
KBW Nasdaq Regional Bank Index Price Return-Index Value (Daily): -0.22%
NASDAQ Bank Price Return-Index Value (Daily): -0.92%
60.00
30.00
0.00
(30.00)
(60.00)
(90.00)
Total Return, Price Change (%)
41.39%
-0.92%
May '18
Jan '19
Sep '19
May '20
Jan '21
Sep '21
May '22
Jan '23

Source: S&P Global Market Intelligence; Market data as of 1/17/23

TSBK 5 Year Stock Price Performance

Timberland Bancorp



TSBK-Share Price (Daily): $33.20
48.00
40.00
32.00
16.00
8.00
0.00
Share Price
May '18
Jan '19
Sep '19
May '20
Jan '21
Sep '21
May '22
Jan '23
1/17/2018 Price:
$27.65
1/17/2019 Price:
$25.51
1/17/2020 Price:
$26.74
1/15/2021 Price:
$27.53
1/17/2023 Price:
$33.20
$33.20

Source: S&P Global Market Intelligence; Market data as of 1/17/23


HAPPY
25TH
LISTING ANNIVERSARY
Timberland Bank
TSBK NasdaqListed
Nasdaq
JUDITH RIPKA
JUDITHRIPKA.COM
NY&GEORGIA
H&M
ONE
FIVE
ONE

Timberland Bancorp
NASDAQ: TSBK

- **Well Capitalized**
- **Strong Core Earnings**
- **Geographically Diversified**
- **Diversified Loan Portfolio**
- **Strong Core Deposit Levels**
- **Actively Supporting Its Communities**

